UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2004

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry Into a Material Definitive Agreement.

James B. Wigdale Consulting Agreement

On December 15, 2004, Marshall & Ilsley Corporation (the “Company”) entered into a Consulting Agreement (the “Wigdale Consulting Agreement”) with James B. Wigdale, currently the Chairman of the Board of Directors of the Company.  Under the Wigdale Consulting Agreement, starting on January 4, 2005, Mr. Wigdale agrees to consult with the executive officers and Board of Directors of the Company and its affiliates with respect to such matters as may be reasonably requested by the Company, and to continue to foster and maintain relationships with area businesses and community-based organizations on the Company’s behalf.  The Wigdale Consulting Agreement will remain in effect for as long as Mr. Wigdale continues to serve on the Board of Directors of the Company, unless it is sooner terminated by the mutual written consent of the parties or by Mr. Wigdale’s disability such that he is unable to perform his duties.

As compensation for such services, Mr. Wigdale will receive reimbursement for all reasonable travel and other expenses incurred in the performance of his duties under the Wigdale Consulting Agreement; continued access to the Company’s facilities and services, with secretarial services and office space sufficient for Mr. Wigdale to perform his duties; a company car; access to the company aircraft for company business use or personal use subject, in the case of personal use, to an annual maximum of $30,000; club dues; and financial planning services.  The maximum annual benefit provided by the Company on behalf of Mr. Wigdale for his personal expenses, including the benefits described herein, is limited to $50,000, after which Mr. Wigdale must reimburse the Company for the excess amount.

The Wigdale Consulting Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Andrew N. Baur Consulting Agreement

On December 15, 2004, Southwest Bank of St. Louis, a wholly-owned subsidiary of the Company (“Southwest”), entered into a Consulting Agreement (the “Baur Consulting Agreement”) with Andrew N. Baur, the Chairman of the Board of Directors of Southwest.  Under the Baur Consulting Agreement, beginning on January 1, 2005, Mr. Baur agrees to consult with the executive officers and Board of Directors of Southwest and its affiliates with respect to such matters as may reasonably be requested by Southwest or its affiliates.  Also under the Baur Consulting Agreement, Mr. Baur will continue to serve as the Chairman of the Board of Southwest, and shall maintain continued involvement with area businesses and community-based organizations on Southwest’s behalf and continue to cultivate business development and expansion opportunities within Missouri and the surrounding markets.  The Baur Consulting Agreement will remain in effect until it is terminated by written notice, at least 90 days in advance, by either of the parties, or by Mr. Baur’s death or disability such that he is unable to perform his duties.

As compensation for such services, Southwest will pay Mr. Baur a consulting fee equal to $10,000 per month, in addition to the $2,000 monthly payment payable to Mr. Baur during the term of the Baur Consulting Agreement under the post-employment obligations of an agreement between Mr. Baur and M&I Marshall & Ilsley Bank dated as of June 17, 2002.  Southwest will also pay or reimburse Mr. Baur for all reasonable travel and other expenses incurred by Mr. Baur in performance of his duties under the Baur Consulting Agreement, and will provide Mr. Baur with a company car.

The Baur Consulting Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

2005 Directors Deferred Compensation Plan

On December 16, 2004, the Board of Directors of the Company adopted the 2005 Directors Deferred Compensation Plan (the “Directors Plan”).  Under the Directors Plan, directors of the Company may elect to defer all or a portion of their directors’ fees into one of two accounts:  (i) a cash account, earning interest at a rate equal to that earned on U.S. Treasury Bills with maturities of 13 weeks or (ii) a Company common stock account.  Amounts deferred are distributable upon retirement of a director at the election of the director.  The election choices for 2005 plan year deferrals range from lump sum distribution after termination of service to five or ten annual installments after termination of service.  For future plan year deferrals, distribution choices may change, but only those distribution methods permitted under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), will be allowed.

The Directors Plan is intended to replace the Company’s existing Directors Deferred Compensation Plan with respect to all amounts deferred subsequent to December 31, 2004 and includes a number of technical changes to comply with new deferred compensation requirements of the American Jobs Creation Act of 2004.

The Directors Plan is attached hereto as Exhibit 10.3 and incorporated herein by reference.

2005 Executive Deferred Compensation Plan

On December 16, 2004, the Board of Directors of the Company adopted the 2005 Executive Deferred Compensation Plan (the “Executive Plan”).  The Executive Plan provides selected key employees of the Company, including the named executive officers, with the ability to defer up to 80% of base salary and 100% of bonus.  Those employees electing to participate have two investment options for amounts deferred:  a fixed rate option equal to the Moody’s “A” Long-Term Corporate Bond Rate for the month of September of the previous year and an equity option equal to the total return of the S&P 500 Index.  The percentage allocated to any investment option may not be less than 10% and elections may be changed semi-annually.  The Executive Plan also allows participants to defer the receipt of restricted stock and shares issued upon the exercise of stock options.  However, participants are not entitled to defer shares issued upon exercise of stock options until such time as the administrator of the Executive Plan determines that such a deferral is permissible under Section 409A of the Code.  Amounts deferred are distributable upon termination of employment at the election of the participant.  The election choices for 2005 plan year deferrals range from lump sum distribution to a pay-out over 15 years if a participant’s employment terminates on or after age 55, other than because of death or disability, with at least 10 years of service.  For future plan year deferrals, distribution choices may change, but only those distribution methods permitted under Section 409A of the Code will be allowed.  In addition to participant-directed deferrals, the Company’s Compensation Committee may require deferrals of any amount necessary to ensure the deductibility of compensation paid to a named executive officer under federal income tax law.

The Executive Plan is intended to replace the Company’s existing Executive Deferred Compensation Plan with respect to all amounts deferred subsequent to December 31, 2004 and includes a number of technical changes to comply with new deferred compensation requirements of the American Jobs Creation Act of 2004.

The Executive Plan is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Consulting Agreement between Marshall & Ilsley Corporation and James B. Wigdale dated as of December 15, 2004

10.2	Consulting Agreement between Southwest Bank of St. Louis and Andrew N. Baur dated as of December 15, 2004

10.3	2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation

10.4	Marshall & Ilsley Corporation 2005 Executive Deferred Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2004	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consulting Agreement between Marshall & Ilsley Corporation and James B. Wigdale dated as of December 15, 2004

10.2	Consulting Agreement between Southwest Bank of St. Louis and Andrew N. Baur dated as of December 15, 2004

10.3	2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation

10.4	Marshall & Ilsley Corporation 2005 Executive Deferred Compensation Plan